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                                                                  Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)


Advanced Lighting Technologies, Inc., an Ohio corporation (the "Company"), on Form 10-K for the year ended June 30, 2002 as filed with the Securities and Exchange Commission (the "Report"), I, Wayne R. Hellman, Chief Executive Officer of the Company, certify, pursuant to ss.906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Wayne R. Hellman
---------------------------
Wayne R. Hellman
Chief Executive Officer
October 15, 2002